EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the OraLabs Holding Corp. 1997 Non-Employee Directors' Option Plan and in the related Prospectus, of our report, dated March 13, 2001 on the financial statements of OraLabs Holding Corp., included in the Form 10-KSB for the fiscal year ended December 31, 2000.



                                        Very truly  yours,


                                        Ehrhardt Keefe Steiner & Hottman, P.C.


Denver, Colorado
January 14, 2002